UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: September 30, 2008

(Date of earliest event reported)

EMAK Worldwide, Inc.

(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)

6330 San Vicente Boulevard

Los Angeles, California 90048

(Address of Principal executive offices, including zip code)

(323) 932-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm.

(i) On September 30, 2008, Deloitte & Touche LLP (“Deloitte”) was notified on behalf of the Audit Committee of the Board of Directors of EMAK Worldwide, Inc. (the “Company”) that Deloitte would be dismissed as the Company’s independent registered public accounting firm.

(ii) Deloitte’s report on the Company’s financial statements for the fiscal year ended December 31, 2006 (which report expresses and unqualified opinion on the financial statements and financial statement schedule and includes an explanatory paragraph referring to the Company’s adoption Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty or audit scope.

Deloitte’s report on the Company’s financial statements for the fiscal year ended December 31, 2007 (which report expresses an unqualified opinion on the financial statements and financial statement schedule and includes an explanatory paragraph referring to the Company’s adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109), did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty or audit scope.

(iii) The dismissal, which was effective as of October 2, 2008, was approved by the Company’s Audit Committee.

(iv) During the fiscal years ended December 31, 2006 and 2007, and through the interim period ended October 2, 2008, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte’s satisfaction would have caused them to make reference thereto in its reports on the Company’s consolidated financial statements for such years. During the fiscal years ended December 31, 2006 and December 31, 2007 and through the interim period ended October 2, 2008, there were no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures. A letter from Deloitte dated October 2, 2008, stating whether or not Deloitte agrees with these statements is attached as Exhibit 16.1.

(b) Engagement of new independent registered public accounting firm.

Effective October 3, 2008, the Audit Committee of the Board of Directors of the Company appointed J.H. Cohn LLP (“Cohn”) as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

During the fiscal years ended December 31, 2006 and 2007, and through the subsequent interim period ended October 2, 2008, the Company did not consult Cohn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events described under Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 8.01 Other Events

On October 2, 2008, the Company issued a press release announcing its intention to deregister its common stock under the Securities Exchange Act of 1934, as amended, by filing a Form 15 with the Securities and Exchange Commission and the appointment of J.H. Cohn as the Company’s independent registered public accounting firm. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 16.1 Letter dated October 2, 2008 from Deloitte & Touche LLP to the Securities and Exchange Commission.

Exhibit 99.1 Press Release dated October 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAK WORLDWIDE, INC.

Date: October 3, 2008	By:	/S/TERESA L. TORMEY
Teresa L. Tormey, Chief Administrative Officer & General Counsel

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